                                                                  Exhibit 4.12

SILICON VALLEY BANK


                                AMENDED SCHEDULE
                                       TO
                           LOAN AND SECURITY AGREEMENT


BORROWER:        DELPHI INFORMATION SYSTEMS, INC.
ADDRESS:         3501 ALGONQUIN ROAD, SUITE 5OO
                 ROLLING MEADOWS, ILLINOIS 60008

BORROWER:        REDSHAW, INC.
ADDRESS:         680 ANDERSON DRIVE, BUILDING 10
                 PITTSBURGH, PENNSYLVANIA 15520

BORROWER:        CANADIAN INSURANCE COMPUTER SERVICES, INC.
ADDRESS:         305 MILNER AVENUE, SUITE 312
                 SCARBORAUGH, ONTARIO, CANADA, M1B3VR

BORROWER:        CONTINENTAL SYSTEMS, INC.
ADDRESS:         4572 S. HAGADORN
                 EAST LANSING, MICHIGAN 48823

BORROWER:        SPECIALTY PROGRAM SERVICES, INC.
ADDRESS:         3685 ROGER B. CHAFFEE MEMORIAL BLVD.
                 GRAND RAPIDS, MICHIGAN 49548

BORROWER:        COMPUSULT, INC.
ADDRESS:         ONE WEST DEER VALLEY ROAD, SUITE 203
                 PHOENIX, ARIZONA 85027

BORROWER:        INSURNET, INCORPORATED
ADDRESS:         1900 POWELL STREET
                 EMERYVILLE, CALIFORNIA 94608

BORROWER:        MS INTERNATIONAL ACQUISITION CORPORATION
ADDRESS:         10799 90TH STREET
                 P.O. BOX 13450
                 SCOTTSDALE, ARIZONA 85267

DATE:            DECEMBER 21, 1994

BORROWER:                 Delphi Information Systems, Inc. ("Delphi"), Redshaw,
                          Inc. ("Redshaw"), Canadian Insurance Computer
                          Services, Inc. ("Canadian"), Continental Systems, Inc.
                          ("Continental"), Specialty Program Services, Inc.
                          ("Specialty"), Compusult, Inc. ("Compusult"),

     SILICON VALLEY BANK                 SCHEDULE TO LOAN AND SECURITY AGREEMENT
- --------------------------------------------------------------------------------

                          Insurnet, Incorporated ("Insurnet") and MS
                          International Acquisition Corporation ("MS
                          International") are jointly and severally referred to
                          herein as "Borrower".
CREDIT LIMIT
(Section 1.1):            An amount not to exceed the lesser of: (i) $5,000,000*
                          at any one time outstanding; or (ii) 75% (the "Advance
                          Rate") of the Net Amount of Borrower's accounts, which Silicon in its discretion deems eligible for borrowing; provided, however, that outstanding
                          Obligations representing borrowings with respect to Borrower's accounts which are more than 90 days past invoice date may not exceed 20% of the total
                          Obligations at any time outstanding. Silicon will, in its reasonable discretion, at the request of the Borrower, increase the Advance Rate to 80% for more than 45 consecutive days in any fiscal quarter of Borrower. "Net Amount" of an account means the gross amount of the account, minus all applicable sales, use, excise and other similar taxes and minus all discounts, credits and allowances of any nature granted or claimed.

                          * ON A JOINT BASIS FOR DELPHI, REDSHAW, CANADIAN, CONTINENTAL, SPECIALTY, COMPUSULT, INSURNET, AND MS INTERNATIONAL

                          Without limiting the fact that the determination of which accounts are eligible for borrowing is a matter of Silicon's discretion, the following will not be deemed eligible for borrowing: accounts outstanding for more than 120 days from the invoice date, accounts subject to any contingencies, accounts owing from an account debtor outside the United States (unless pre-approved by Silicon in its discretion, or backed by a letter of credit satisfactory to Silicon, or FCIA insured satisfactory to Silicon), accounts owing from one account debtor to the extent they exceed 25% of the total eligible accounts outstanding, accounts owing from an affiliate of Borrower, and accounts owing from an account debtor to whom Borrower is or may be liable for goods purchased from such account debtor or otherwise. In addition, if more than 50% of the accounts owing from an account debtor are outstanding more than 120 days from the invoice date or are otherwise not eligible accounts, then all accounts owing from that account debtor will be deemed ineligible for borrowing.

                          Further, Borrower and Silicon agree to reevaluate the discretionary borrowing formulas set forth above on a quarterly basis for potential modification, although Silicon's agreement to so evaluate the borrowing formula shall not be construed as a commitment or agreement to modify them, which modification shall be done in the sole discretion of Silicon.

LETTER OF CREDIT
SUBLIMIT Silicon, in its reasonable discretion, will from time to time during the term of this Agreement issue letters of credit for the account of the Borrower ("Letters of Credit"), in an aggregate amount at any one time outstanding not to exceed $250,000*, upon the request of the Borrower, provided that, on the date the Letters of Credit are to be issued, Borrower has available to it Loans in an amount equal to or greater than the face amount of the Letters of Credit to be issued Prior to issuance of any Letters of Credit, Borrower shall execute and deliver to Silicon Applications for Letters of Credit and such other documentation as Silicon shall specify (the "Letter of Credit Documentation"). Fees for the Letters of Credit shall be as provided in the Letter of Credit Documentation. Letters of Credit may have a maturity date up to twelve months beyond the Maturity Date in effect from time to time, provided that if on the Maturity Date, or on any earlier effective date of termination, there are any outstanding letters of credit issued by Silicon or issued by another institution based upon an application, guarantee, indemnity or similar agreement on the part of Silicon, then on such date Borrower shall provide to Silicon cash collateral in an amount equal to the face amount of all letters of credit plus all interest, fees and cost due or to become due in connection therewith, to secure all of the Obligations relating to said letters of credit, pursuant to Silicon's then standard form cash pledge agreement.

                          *ON A JOINT BASIS FOR DELPHI, REDSHAW, CANADIAN, CONTINENTAL, SPECIALTY, COMPUSULT, INSURNET, AND MS INTERNATIONAL


                          The Credit Limit set forth above regarding the Loans and the Loans available under this Agreement at any time shall be reduced by the face amount of Letters of Credit from time to time outstanding.


INTEREST RATE
(Section 1.2):            A rate equal to the "Prime Rate" in effect from time
                          to time, plus 3.50% per annum.

                          Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate," it is a base rate upon which other rates charged by Silicon are based, and it its not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

LOAN ORIGINATION FEE
(Section 1.3):            SEE AMENDMENT OF EVEN DATE HEREWITH.

MATURITY DATE
(Section 1.3):            DECEMBER 5, 1995

PRIOR NAMES OF BORROWER
(Section 3.2):            NONE

TRADE NAMES OF BORROWER
(Section 3.2):            NONE

OTHER LOCATIONS AND ADDRESSES
(Section 3.3):            SEE ATTACHED EXHIBIT A.

MATERIAL ADVERSE LITIGATION
(Section 3.10):           NONE

NEGATIVE COVENANTS-
EXCEPTIONS
(Section 4.6):            Without Silicon's prior written consent, Delphi may
                          repurchase shares of its stock pursuant to any employee stock purchase or benefit plan, provided that the total amount paid by Delphi for such stock does not exceed $250,000 in any fiscal year.

FINANCIAL COVENANTS
(Section 4.1):            Delphi shall comply with all of the following
                          covenants. Except as otherwise specifically provided below, compliance shall be determined as of the end of each month, on a consolidated basis, commencing with the period ending December 31, 1994:

   QUICK ASSET RATIO:     Delphi shall maintain a ratio of "Quick Assets" to
                          current liabilities of not less than .65 to 1.

   NET WORTH:             Borrower shall maintain a net worth of not less than
                          $7,800,000.

   DEBT TO
   NET WORTH RATIO:       Borrower shall maintain a ratio of total liabilities
                          to net worth of not more than 1.55 to 1.

PROFITABILITY             Borrower shall not incur an operating loss (after
                          taxes) for the fiscal quarters ending December 31, 1994 and March 31, 1995; and Borrower shall attain an operating profit (after taxes) for each fiscal quarter thereafter in a minimum amount of $150,000.

DEFINITIONS:              "Current assets," and "current liabilities" shall have
                          the meanings ascribed to them in accordance with generally accepted accounting principles.

                          "Net worth" means the excess of total assets over total liabilities, determined in accordance with generally accepted accounting principles.

                          "Quick Assets" means cash on hand or on deposit in banks, readily marketable securities issued by the United States, readily marketable commercial paper rated "A-1" by Standard & Poor's Corporation (or a similar rating by a similar rating organization), certificates of deposit and banker's acceptances, and accounts receivable (net of allowance for doubtful accounts).

  DEFERRED REVENUES:      For purposes of the above quick asset ratio, deferred
                          revenues shall not be counted as current liabilities.
                          For purposes of the above debt to net worth ratio, deferred revenues shall not be counted in determining net worth for purposes of such ratio. For all other purposes deferred revenues shall be counted as liabilities in accordance with generally accepted accounting principles.

   SUBORDINATED DEBT:     "Liabilities" for purposes of the foregoing covenants
                          do not include indebtedness which is subordinated to the indebtedness to Silicon under a subordination agreement in form specified by Silicon or by language in the instrument evidencing the indebtedness which is acceptable to Silicon.

OTHER COVENANTS
(Section 4.1):            Borrower shall at all times comply with all of the
                          following additional covenants:

                          1. BANKING RELATIONSHIP. Borrower shall at all times maintain its primary banking relationship with Silicon.

                          2. WEEKLY BORROWING BASE CERTIFICATE AND LISTING. Within 5 days after the end of each week, Borrower shall provide Silicon with a Borrowing Base Certificate in such form as Silicon shall specify, and an aged listing of Borrower's accounts receivable and accounts payable.

                          3. INDEBTEDNESS. Without limiting any of the foregoing terms or provisions of this Agreement, Borrower shall not in the future incur indebtedness for borrowed money, except for (i) indebtedness to Silicon, and (ii) indebtedness incurred in the future for the purchase price of or lease of equipment in an aggregate amount not exceeding $250,000 (in the aggregate for all Borrowers) at any time outstanding.

                          4. FINANCIAL STATEMENTS. Without limitation of the other terms and provisions hereof, Delphi will provide to Silicon (i) within 30 days after the end of each month, consolidating monthly financial statements prepared by the Borrower, and a Compliance Certificate in such form as Silicon shall reasonably specify, signed by the Chief Financial Officer of the Borrower, certifying that throughout such month the Borrower was in full compliance with all of the terms and conditions of this Agreement together with such other information as Silicon shall reasonably request and
                          (ii) within 90 days after the end of each fiscal year, complete annual financial statements, certified by independent certified public accountants acceptable to Silicon together with a CPA management letter, which shall be acceptable to Silicon.

                          5. PERFECTION OF CANADIAN COLLATERAL; ETC. The Borrower agrees to cooperate fully with Silicon and to execute and deliver to Silicon such instruments, documentation and filings that Silicon determines are necessary or desirable in order to perfect or otherwise protect its security interest in the Collateral located in Canada or otherwise relating to Canadian domiciliaries.

                          7. COPYRIGHT FILINGS; REPRESENTATION; COVENANT REGARDING REGISTRATION; ETC.

                              (a) Borrower represents and warrants to Silicon
                          that all of its software, the licensing or other disposition of which by Borrower now does or will hereafter result in accounts receivable owing to Borrower (the "Software") has been registered with the United States Copyright Office, other than for those items identified on Exhibit B hereto. With respect to those items identified on Exhibit B hereto, (i) Borrower agrees to register such items with the United States Copyright Office immediately, and to provide to Silicon copies of such registrations and (ii) Borrower agrees to execute and deliver to Silicon a security agreement with respect to such items, on Silicon's standard form, in form suitable for filing with the United States Copyright Office.

                              (b) Borrower represents and warrants that at all times over 75% of its accounts arising from the licensing or other disposition of Software arise and will continue to arise from the licensing or other disposition of the following Software: INfinity, Elite, Master, Classic, INSIGHT.

                              (c) Nothing herein limits the security interest of Silicon in all Software and all accounts arising from the licensing or other disposition of the same, which is and will to be in full force and effect, notwithstanding any failure to comply with the provisions of this Section 7.


BORROWER:                                    SILICON:

DELPHI INFORMATION SYSTEMS, INC.             SILICON VALLEY BANK



BY_________________________________          BY_________________________________
   PRESIDENT OR VICE PRESIDENT


BY_________________________________          TITLE___________________________
    SECRETARY OR ASS'T SECRETARY



BORROWER:                                    BORROWER:

REDSHAW, INC.                                CANADIAN INSURANCE COMPUTER
                                             SERVICES, INC.


BY_________________________________          BY_________________________________
   PRESIDENT OR VICE PRESIDENT                  PRESIDENT OR VICE PRESIDENT


BY_________________________________          BY_________________________________
   SECRETARY OR ASS'T SECRETARY                 SECRETARY OR ASS'T SECRETARY


BORROWER:                                    BORROWER:

CONTINENTAL SYSTEMS, INC.                    SPECIALTY PROGRAM SERVICES, INC.



BY_________________________________          BY_________________________________
   PRESIDENT OR VICE PRESIDENT                  PRESIDENT OR VICE PRESIDENT


BY_________________________________          BY_________________________________
   SECRETARY OR ASS'T SECRETARY                 SECRETARY OR ASS'T SECRETARY

BORROWER:                                    BORROWER:

COMPUSULT, INC.                              INSURNET, INCORPORATED



BY_________________________________          BY_________________________________
   PRESIDENT OR VICE PRESIDENT                  PRESIDENT OR VICE PRESIDENT

BY_________________________________          BY_________________________________
   SECRETARY OR ASS'T SECRETARY                 SECRETARY OR ASS'T SECRETARY


BORROWER:

MS INTERNATIONAL ACQUISITION CORPORATION



BY_________________________________
   PRESIDENT OR VICE PRESIDENT


BY_________________________________
    SECRETARY OR ASS'T SECRETARY

                                                  SILICON LOAN DOCUMENTS
          ----------------------------------------------------------------------

   SCHEDULE TO LOAN AND SECURITY AGREEMENT

Ex A-List of locations

SILICON VALLEY BANK


                           AMENDMENT TO LOAN AGREEMENT

BORROWER:           DELPHI INFORMATION SYSTEMS, INC.
ADDRESS:            3501 ALGONQUIN ROAD, SUITE 500
                    ROLLING MEADOWS, ILLINOIS 60008

BORROWER:           REDSHAW, INC.
ADDRESS:            680 ANDERSON DRIVE, BUILDING 10
                    PITTSBURGH, PENNSYLVANIA 15520

BORROWER:           CANADIAN INSURANCE COMPUTER SERVICES, INC.
ADDRESS:            305 MILNER AVENUE, SUITE 312
                    SCARBORAUGH, ONTARIO, CANADA, M1B3VR

BORROWER:           CONTINENTAL SYSTEMS, INC.
ADDRESS:            4572 S. HAGADORN
                    EAST LANSING, MICHIGAN 48823

BORROWER:           SPECIALTY PROGRAM SERVICES, INC.
ADDRESS:            3685 ROGER B. CHAFFEE MEMORIAL BLVD.
                    GRAND RAPIDS, MICHIGAN 49548

BORROWER:           COMPUSULT, INC.
ADDRESS:            ONE WEST DEER VALLEY ROAD, SUITE 203
                    PHOENIX, ARIZONA 85027

BORROWER:           INSURNET, INCORPORATED
ADDRESS:            1900 POWELL STREET
                    EMERYVILLE, CALIFORNIA 94608

BORROWER:           MS INTERNATIONAL ACQUISITION CORPORATION
ADDRESS:            10799 90TH STREET
                    P.O. BOX 13450
                    SCOTTSDALE, ARIZONA 85267

DATE:               DECEMBER 21, 1994

      THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrowers named above (jointly and severally, the "Borrower"), with reference to the following facts:

     SILICON VALLEY BANK                             AMENDMENT TO LOAN AGREEMENT
- --------------------------------------------------------------------------------

      A. Silicon entered into that certain Loan and Security Agreement dated January 24, 1991 (as amended, the "Loan Agreement") with Delphi Information Systems, Inc. ("Delphi") and McCracken Acquisition Corporation ("McCracken"). The Loan Agreement was amended by that certain Amendment to Loan Agreement dated May 1, 1992 among Silicon, Delphi, McCracken, Redshaw, Inc. ("Redshaw") and Canadian Insurance Computer Services, Inc. ("Canadian"), pursuant to which, among other things, Redshaw and Canadian were added as borrowers. McCracken has been dissolved and its assets distributed to its sole shareholder, Delphi. The Loan Agreement was further amended by that certain Amendment to Loan Agreement dated June 8, 1993 among Silicon, Delphi, Redshaw, Canadian, Continental Systems, Inc. ("Continental"), Specialty Program Services, Inc. ("Specialty"), and Compusult, Inc. ("Compusult"), pursuant to which, among other things, Continental, Specialty and Compusult were added as borrowers. The Loan Agreement was further amended by that certain Amendment to Loan Agreement dated July 20, 1994 among Silicon, Delphi, Redshaw, Canadian, Continental, Specialty, Compusult, Insurnet, Incorporated ("Insurnet") and MS International Acquisition Corporation ("MS International") pursuant to which, among other things, Insurnet and MS International were added as borrowers. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

      B.    The parties desire to modify the Loan Agreement as herein set forth.

      The Parties agree as follows:

      1. AMENDED SCHEDULE. Effective on the date this Amendment is accepted and executed by Silicon, the Schedule to the Loan Agreement is amended to read as set forth on the Schedule hereto.

      2. RELEASE AND WAIVER. In consideration for Silicon entering into this Amendment, Borrower hereby releases and forever discharges Silicon, and its successors, assigns, agents, shareholders, directors, officers, employees, agents, attorneys, parent corporations, subsidiary corporations, affiliated corporations, affiliates, and each of them, from any and all claims, debts, liabilities, demands, obligations, costs, expenses, actions and causes of action, of every nature and description, known and unknown, whether or not related to the subject matter of this Agreement, which Borrower now has or at any time may hold, by reason of any matter, cause or thing occurred, done, omitted or suffered to be done prior to the date of this Agreement.

      Borrower waives the benefits of California Civil Code Section 1542, which provides: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor." Borrower understands that the facts which it believes to be true at the time of making the release provided for herein may later turn out to be different than it now believes, and that information which is not now known or suspected may later be discovered. Borrower accepts this possibility, and Borrower assumes the risk of the facts turning out to be different and new information being discovered; and Borrower further agrees that the release provided for herein shall in all respects continue to be effective--and not subject to termination or rescission because of any difference in such facts or any new information. This release is fully effective on the date hereof.

      Silicon is not releasing Borrower from any claims, debts, liabilities, demands, obligations, costs, expenses, actions or causes of action.

      3. FEE. As consideration for Silicon's entering into this Amendment to Loan Agreement, Borrower shall pay Silicon a fee of $60,000, concurrently herewith, which fee shall be deemed fully earned as of the date hereof.

      4. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that (i) all recitals set forth in this Amendment are true and correct, and (ii) all representations and warranties set forth in the Loan Agreement, as amended hereby, and in the Representations and Warranties of Delphi to Silicon, dated February 17, 1994, are true and correct.

      5. GENERAL PROVISIONS. This Amendment, the Loan Agreement, all prior written amendments to the Loan Agreement signed by Silicon and the Borrowers or any of them, and the other written documents and agreements between Silicon and the Borrowers or any of them set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrowers or any of them shall continue in full force and effect and the same are hereby ratified and confirmed.

 BORROWER:                                   SILICON:

 DELPHI INFORMATION SYSTEMS, INC.            SILICON VALLEY BANK




BY ___________________________________       BY ________________________________
     PRESIDENT OR VICE PRESIDENT


BY ___________________________________       TITLE______________________________
     SECRETARY OR ASS'T SECRETARY

BORROWER:                                    BORROWER:

REDSHAW, INC.                                CANADIAN INSURANCE COMPUTER
                                             SERVICES, INC.


BY ___________________________________       BY ________________________________
     PRESIDENT OR VICE PRESIDENT                  PRESIDENT OR VICE PRESIDENT

BY ___________________________________       BY ________________________________
     SECRETARY OR ASS'T SECRETARY                 SECRETARY OR ASS'T SECRETARY


BORROWER:                                    BORROWER:

CONTINENTAL SYSTEMS, INC.                    SPECIALTY PROGRAM SERVICES, INC.



BY ___________________________________       BY ________________________________
     PRESIDENT OR VICE PRESIDENT                  PRESIDENT OR VICE PRESIDENT

BY ___________________________________       BY ________________________________
     SECRETARY OR ASS'T SECRETARY                 SECRETARY OR ASS'T SECRETARY


BORROWER:                                    BORROWER:

COMPUSULT, INC.                              INSURNET, INCORPORATED



BY ___________________________________       BY ________________________________
     PRESIDENT OR VICE PRESIDENT                  PRESIDENT OR VICE PRESIDENT

BY ___________________________________       BY ________________________________
     PRESIDENT OR ASS'T SECRETARY                 SECRETARY OR ASS'T SECRETARY

BORROWER:

MS INTERNATIONAL ACQUISITION
CORPORATION



BY ___________________________________
     PRESIDENT OR VICE PRESIDENT

BY ___________________________________
     SECRETARY OR ASS'T SECRETARY

     SILICON VALLEY BANK

CERTIFIED RESOLUTION

GUARANTOR:      DELPHI INFORMATION SYSTEMS, INC.
                A CORPORATION ORGANIZED UNDER THE
                LAWS OF THE STATE OF DELAWARE

DATE:       DECEMBER 21, 1994


      I, the undersigned, Secretary or Assistant Secretary of the above-named corporation, a corporation organized under the laws of the state set forth above, do hereby certify that the following is a full, true and correct copy of resolutions duly and regularly adopted by the Board of Directors of said corporation as required by law, and by the by-laws of said corporation, and that said resolutions are still in full force and effect and have not been in any way modified, repealed, rescinded, amended or revoked.

      RESOLVED, that this corporation borrow from Silicon Valley Bank ("Lender"), from time to time, such sum or sums of money as, in the judgment of the officer or officers hereinafter authorized hereby, this corporation may require.

      RESOLVED FURTHER, that any officer of this corporation be, and he or she is hereby authorized, directed and empowered, in the name of this corporation, to execute and deliver to Lender, and Lender is requested to accept, the loan agreements, security agreements, notes, financing statements, and other documents and instruments providing for such loans and evidencing and/or securing such loans, with interest thereon, and said authorized officers are authorized from time to time to execute renewals, extensions and/or amendments of said loan agreements, security agreements, and other documents and instruments.

      RESOLVED FURTHER, that said authorized officers be and they are hereby authorized, directed and empowered, as security for any and all indebtedness of this corporation to Lender, whether arising pursuant to this resolution or otherwise, to grant, transfer, pledge, mortgage, assign, or otherwise hypothecate to Lender, or deed in trust for its benefit, any property of any and every kind, belonging to this corporation, including, but not limited to, any and all real property, accounts, inventory, equipment, general intangibles, instruments, documents, chattel paper, notes, money, deposit accounts, furniture, fixtures, goods, and other property of every kind, and to execute and deliver to Lender any and all grants, transfers, trust receipts, loan or credit agreements, pledge agreements, mortgages, deeds of trust, financing statements, security agreements and other hypothecation agreements, which said instruments and the note or notes and other instruments referred to in the preceding paragraph may contain such provisions, covenants, recitals and agreements as Lender may require and said authorized officers may approve, and the execution thereof by said authorized officers shall be conclusive evidence of such approval.

      RESOLVED FURTHER, that the Lender may conclusively rely upon a certified copy of these resolutions and continue to conclusively rely on such certified copy of these resolutions for all past, present and future transactions until written notice of any change hereto is given to Lender by this corporation by certified mail, return receipt requested.

  IN WITNESS WHEREOF, I have hereunto set my hand as such Secretary or Assistant Secretary on the date set forth above.

                                        ________________________________________
                                            Secretary or Assistant Secretary

CERTIFIED RESOLUTION

GUARANTOR:      REDSHAW, INC.
                A CORPORATION ORGANIZED UNDER THE
                LAWS OF THE STATE OF PENNSYLVANIA

DATE:       DECEMBER 21, 1994


      I, the undersigned, Secretary or Assistant Secretary of the above-named corporation, a corporation organized under the laws of the state set forth above, do hereby certify that the following is a full, true and correct copy of resolutions duly and regularly adopted by the Board of Directors of said corporation as required by law, and by the by-laws of said corporation, and that said resolutions are still in full force and effect and have not been in any way modified, repealed, rescinded, amended or revoked.

      RESOLVED, that this corporation borrow from Silicon Valley Bank ("Lender"), from time to time, such sum or sums of money as, in the judgment of the officer or officers hereinafter authorized hereby, this corporation may require.

      RESOLVED FURTHER, that any officer of this corporation be, and he or she is hereby authorized, directed and empowered, in the name of this corporation, to execute and deliver to Lender, and Lender is requested to accept, the loan agreements, security agreements, notes, financing statements, and other documents and instruments providing for such loans and evidencing and/or securing such loans, with interest thereon, and said authorized officers are authorized from time to time to execute renewals, extensions and/or amendments of said loan agreements, security agreements, and other documents and instruments.

      RESOLVED FURTHER, that said authorized officers be and they are hereby authorized, directed and empowered, as security for any and all indebtedness of this corporation to Lender, whether arising pursuant to this resolution or otherwise, to grant, transfer, pledge, mortgage, assign, or otherwise hypothecate to Lender, or deed in trust for its benefit, any property of any and every kind, belonging to this corporation, including, but not limited to, any and all real property, accounts, inventory, equipment, general intangibles, instruments, documents, chattel paper, notes, money, deposit accounts, furniture, fixtures, goods, and other property of every kind, and to execute and deliver to Lender any and all grants, transfers, trust receipts, loan or credit agreements, pledge agreements, mortgages, deeds of trust, financing statements, security agreements and other hypothecation agreements, which said instruments and the note or notes and other instruments referred to in the preceding paragraph may contain such provisions, covenants, recitals and agreements as Lender may require and said authorized officers may approve, and the execution thereof by said authorized officers shall be conclusive evidence of such approval.

      RESOLVED FURTHER, that the Lender may conclusively rely upon a certified copy of these resolutions and continue to conclusively rely on such certified copy of these resolutions for all past, present and future transactions until written notice of any change hereto is given to Lender by this corporation by certified mail, return receipt requested.

  IN WITNESS WHEREOF, I have hereunto set my hand as such Secretary or Assistant Secretary on the date set forth above.

                                        ________________________________________
                                            Secretary or Assistant Secretary

CERTIFIED RESOLUTION

GUARANTOR:      CANADIAN INSURANCE COMPUTER SERVICES,
                INC.,
                A CORPORATION ORGANIZED UNDER THE
                LAWS OF CANADA

DATE:       DECEMBER 21, 1994


      I, the undersigned, Secretary or Assistant Secretary of the above-named corporation, a corporation organized under the laws of the state set forth above, do hereby certify that the following is a full, true and correct copy of resolutions duly and regularly adopted by the Board of Directors of said corporation as required by law, and by the by-laws of said corporation, and that said resolutions are still in full force and effect and have not been in any way modified, repealed, rescinded, amended or revoked.

      RESOLVED, that this corporation borrow from Silicon Valley Bank ("Lender"), from time to time, such sum or sums of money as, in the judgment of the officer or officers hereinafter authorized hereby, this corporation may require.

      RESOLVED FURTHER, that any officer of this corporation be, and he or she is hereby authorized, directed and empowered, in the name of this corporation, to execute and deliver to Lender, and Lender is requested to accept, the loan agreements, security agreements, notes, financing statements, and other documents and instruments providing for such loans and evidencing and/or securing such loans, with interest thereon, and said authorized officers are authorized from time to time to execute renewals, extensions and/or amendments of said loan agreements, security agreements, and other documents and instruments.

      RESOLVED FURTHER, that said authorized officers be and they are hereby authorized, directed and empowered, as security for any and all indebtedness of this corporation to Lender, whether arising pursuant to this resolution or otherwise, to grant, transfer, pledge, mortgage, assign, or otherwise hypothecate to Lender, or deed in trust for its benefit, any property of any and every kind, belonging to this corporation, including, but not limited to, any and all real property, accounts, inventory, equipment, general intangibles, instruments, documents, chattel paper, notes, money, deposit accounts, furniture, fixtures, goods, and other property of every kind, and to execute and deliver to Lender any and all grants, transfers, trust receipts, loan or credit agreements, pledge agreements, mortgages, deeds of trust, financing statements, security agreements and other hypothecation agreements, which said instruments and the note or notes and other instruments referred to in the preceding paragraph may contain such provisions, covenants, recitals and agreements as Lender may require and said authorized officers may approve, and the execution thereof by said authorized officers shall be conclusive evidence of such approval.

      RESOLVED FURTHER, that the Lender may conclusively rely upon a certified copy of these resolutions and continue to conclusively rely on such certified copy of these resolutions for all past, present and future transactions until written notice of any change hereto is given to Lender by this corporation by certified mail, return receipt requested.

  IN WITNESS WHEREOF, I have hereunto set my hand as such Secretary or Assistant Secretary on the date set forth above.

                                        ________________________________________
                                            Secretary or Assistant Secretary

CERTIFIED RESOLUTION

GUARANTOR:      CONTINENTAL SYSTEMS, INC.,
                A CORPORATION ORGANIZED UNDER THE
                LAWS OF THE STATE OF MICHIGAN

DATE:       DECEMBER 21, 1994


      I, the undersigned, Secretary or Assistant Secretary of the above-named corporation, a corporation organized under the laws of the state set forth above, do hereby certify that the following is a full, true and correct copy of resolutions duly and regularly adopted by the Board of Directors of said corporation as required by law, and by the by-laws of said corporation, and that said resolutions are still in full force and effect and have not been in any way modified, repealed, rescinded, amended or revoked.

      RESOLVED, that this corporation borrow from Silicon Valley Bank ("Lender"), from time to time, such sum or sums of money as, in the judgment of the officer or officers hereinafter authorized hereby, this corporation may require.

      RESOLVED FURTHER, that any officer of this corporation be, and he or she is hereby authorized, directed and empowered, in the name of this corporation, to execute and deliver to Lender, and Lender is requested to accept, the loan agreements, security agreements, notes, financing statements, and other documents and instruments providing for such loans and evidencing and/or securing such loans, with interest thereon, and said authorized officers are authorized from time to time to execute renewals, extensions and/or amendments of said loan agreements, security agreements, and other documents and instruments.

      RESOLVED FURTHER, that said authorized officers be and they are hereby authorized, directed and empowered, as security for any and all indebtedness of this corporation to Lender, whether arising pursuant to this resolution or otherwise, to grant, transfer, pledge, mortgage, assign, or otherwise hypothecate to Lender, or deed in trust for its benefit, any property of any and every kind, belonging to this corporation, including, but not limited to, any and all real property, accounts, inventory, equipment, general intangibles, instruments, documents, chattel paper, notes, money, deposit accounts, furniture, fixtures, goods, and other property of every kind, and to execute and deliver to Lender any and all grants, transfers, trust receipts, loan or credit agreements, pledge agreements, mortgages, deeds of trust, financing statements, security agreements and other hypothecation agreements, which said instruments and the note or notes and other instruments referred to in the preceding paragraph may contain such provisions, covenants, recitals and agreements as Lender may require and said authorized officers may approve, and the execution thereof by said authorized officers shall be conclusive evidence of such approval.

      RESOLVED FURTHER, that the Lender may conclusively rely upon a certified copy of these resolutions and continue to conclusively rely on such certified copy of these resolutions for all past, present and future transactions until written notice of any change hereto is given to Lender by this corporation by certified mail, return receipt requested.

  IN WITNESS WHEREOF, I have hereunto set my hand as such Secretary or Assistant Secretary on the date set forth above.

                                        ________________________________________
                                            Secretary or Assistant Secretary

CERTIFIED RESOLUTION

GUARANTOR:      SPECIALTY PROGRAM SERVICES, INC.,
                A CORPORATION ORGANIZED UNDER THE
                LAWS OF THE STATE OF MICHIGAN

DATE:       DECEMBER 21, 1994


      I, the undersigned, Secretary or Assistant Secretary of the above-named corporation, a corporation organized under the laws of the state set forth above, do hereby certify that the following is a full, true and correct copy of resolutions duly and regularly adopted by the Board of Directors of said corporation as required by law, and by the by-laws of said corporation, and that said resolutions are still in full force and effect and have not been in any way modified, repealed, rescinded, amended or revoked.

      RESOLVED, that this corporation borrow from Silicon Valley Bank ("Lender"), from time to time, such sum or sums of money as, in the judgment of the officer or officers hereinafter authorized hereby, this corporation may require.

      RESOLVED FURTHER, that any officer of this corporation be, and he or she is hereby authorized, directed and empowered, in the name of this corporation, to execute and deliver to Lender, and Lender is requested to accept, the loan agreements, security agreements, notes, financing statements, and other documents and instruments providing for such loans and evidencing and/or securing such loans, with interest thereon, and said authorized officers are authorized from time to time to execute renewals, extensions and/or amendments of said loan agreements, security agreements, and other documents and instruments.

      RESOLVED FURTHER, that said authorized officers be and they are hereby authorized, directed and empowered, as security for any and all indebtedness of this corporation to Lender, whether arising pursuant to this resolution or otherwise, to grant, transfer, pledge, mortgage, assign, or otherwise hypothecate to Lender, or deed in trust for its benefit, any property of any and every kind, belonging to this corporation, including, but not limited to, any and all real property, accounts, inventory, equipment, general intangibles, instruments, documents, chattel paper, notes, money, deposit accounts, furniture, fixtures, goods, and other property of every kind, and to execute and deliver to Lender any and all grants, transfers, trust receipts, loan or credit agreements, pledge agreements, mortgages, deeds of trust, financing statements, security agreements and other hypothecation agreements, which said instruments and the note or notes and other instruments referred to in the preceding paragraph may contain such provisions, covenants, recitals and agreements as Lender may require and said authorized officers may approve, and the execution thereof by said authorized officers shall be conclusive evidence of such approval.

      RESOLVED FURTHER, that the Lender may conclusively rely upon a certified copy of these resolutions and continue to conclusively rely on such certified copy of these resolutions for all past, present and future transactions until written notice of any change hereto is given to Lender by this corporation by certified mail, return receipt requested.

  IN WITNESS WHEREOF, I have hereunto set my hand as such Secretary or Assistant Secretary on the date set forth above.

                                        ________________________________________
                                            Secretary or Assistant Secretary

CERTIFIED RESOLUTION

GUARANTOR:      COMPUSULT, INC.,
                A CORPORATION ORGANIZED UNDER THE
                LAWS OF THE STATE OF ARIZONA

DATE:       DECEMBER 21, 1994


      I, the undersigned, Secretary or Assistant Secretary of the above-named corporation, a corporation organized under the laws of the state set forth above, do hereby certify that the following is a full, true and correct copy of resolutions duly and regularly adopted by the Board of Directors of said corporation as required by law, and by the by-laws of said corporation, and that said resolutions are still in full force and effect and have not been in any way modified, repealed, rescinded, amended or revoked.

      RESOLVED, that this corporation borrow from Silicon Valley Bank ("Lender"), from time to time, such sum or sums of money as, in the judgment of the officer or officers hereinafter authorized hereby, this corporation may require.

      RESOLVED FURTHER, that any officer of this corporation be, and he or she is hereby authorized, directed and empowered, in the name of this corporation, to execute and deliver to Lender, and Lender is requested to accept, the loan agreements, security agreements, notes, financing statements, and other documents and instruments providing for such loans and evidencing and/or securing such loans, with interest thereon, and said authorized officers are authorized from time to time to execute renewals, extensions and/or amendments of said loan agreements, security agreements, and other documents and instruments.

      RESOLVED FURTHER, that said authorized officers be and they are hereby authorized, directed and empowered, as security for any and all indebtedness of this corporation to Lender, whether arising pursuant to this resolution or otherwise, to grant, transfer, pledge, mortgage, assign, or otherwise hypothecate to Lender, or deed in trust for its benefit, any property of any and every kind, belonging to this corporation, including, but not limited to, any and all real property, accounts, inventory, equipment, general intangibles, instruments, documents, chattel paper, notes, money, deposit accounts, furniture, fixtures, goods, and other property of every kind, and to execute and deliver to Lender any and all grants, transfers, trust receipts, loan or credit agreements, pledge agreements, mortgages, deeds of trust, financing statements, security agreements and other hypothecation agreements, which said instruments and the note or notes and other instruments referred to in the preceding paragraph may contain such provisions, covenants, recitals and agreements as Lender may require and said authorized officers may approve, and the execution thereof by said authorized officers shall be conclusive evidence of such approval.

      RESOLVED FURTHER, that the Lender may conclusively rely upon a certified copy of these resolutions and continue to conclusively rely on such certified copy of these resolutions for all past, present and future transactions until written notice of any change hereto is given to Lender by this corporation by certified mail, return receipt requested.

  IN WITNESS WHEREOF, I have hereunto set my hand as such Secretary or Assistant Secretary on the date set forth above.

                                        ________________________________________
                                            Secretary or Assistant Secretary

CERTIFIED RESOLUTION

GUARANTOR:      INSURNET, INCORPORATED,
                A CORPORATION ORGANIZED UNDER THE
                LAWS OF THE STATE OF DELAWARE

DATE:       DECEMBER 21, 1994


      I, the undersigned, Secretary or Assistant Secretary of the above-named corporation, a corporation organized under the laws of the state set forth above, do hereby certify that the following is a full, true and correct copy of resolutions duly and regularly adopted by the Board of Directors of said corporation as required by law, and by the by-laws of said corporation, and that said resolutions are still in full force and effect and have not been in any way modified, repealed, rescinded, amended or revoked.

      RESOLVED, that this corporation borrow from Silicon Valley Bank ("Lender"), from time to time, such sum or sums of money as, in the judgment of the officer or officers hereinafter authorized hereby, this corporation may require.

      RESOLVED FURTHER, that any officer of this corporation be, and he or she is hereby authorized, directed and empowered, in the name of this corporation, to execute and deliver to Lender, and Lender is requested to accept, the loan agreements, security agreements, notes, financing statements, and other documents and instruments providing for such loans and evidencing and/or securing such loans, with interest thereon, and said authorized officers are authorized from time to time to execute renewals, extensions and/or amendments of said loan agreements, security agreements, and other documents and instruments.

      RESOLVED FURTHER, that said authorized officers be and they are hereby authorized, directed and empowered, as security for any and all indebtedness of this corporation to Lender, whether arising pursuant to this resolution or otherwise, to grant, transfer, pledge, mortgage, assign, or otherwise hypothecate to Lender, or deed in trust for its benefit, any property of any and every kind, belonging to this corporation, including, but not limited to, any and all real property, accounts, inventory, equipment, general intangibles, instruments, documents, chattel paper, notes, money, deposit accounts, furniture, fixtures, goods, and other property of every kind, and to execute and deliver to Lender any and all grants, transfers, trust receipts, loan or credit agreements, pledge agreements, mortgages, deeds of trust, financing statements, security agreements and other hypothecation agreements, which said instruments and the note or notes and other instruments referred to in the preceding paragraph may contain such provisions, covenants, recitals and agreements as Lender may require and said authorized officers may approve, and the execution thereof by said authorized officers shall be conclusive evidence of such approval.

      RESOLVED FURTHER, that the Lender may conclusively rely upon a certified copy of these resolutions and continue to conclusively rely on such certified copy of these resolutions for all past, present and future transactions until written notice of any change hereto is given to Lender by this corporation by certified mail, return receipt requested.

  IN WITNESS WHEREOF, I have hereunto set my hand as such Secretary or Assistant Secretary on the date set forth above.

                                        ________________________________________
                                            Secretary or Assistant Secretary

CERTIFIED RESOLUTION

GUARANTOR:      MS INTERNATIONAL ACQUISITION CORPORATION,
                A CORPORATION ORGANIZED UNDER THE
                LAWS OF THE STATE OF DELAWARE

DATE:       DECEMBER 21, 1994


      I, the undersigned, Secretary or Assistant Secretary of the above-named corporation, a corporation organized under the laws of the state set forth above, do hereby certify that the following is a full, true and correct copy of resolutions duly and regularly adopted by the Board of Directors of said corporation as required by law, and by the by-laws of said corporation, and that said resolutions are still in full force and effect and have not been in any way modified, repealed, rescinded, amended or revoked.

      RESOLVED, that this corporation borrow from Silicon Valley Bank ("Lender"), from time to time, such sum or sums of money as, in the judgment of the officer or officers hereinafter authorized hereby, this corporation may require.

      RESOLVED FURTHER, that any officer of this corporation be, and he or she is hereby authorized, directed and empowered, in the name of this corporation, to execute and deliver to Lender, and Lender is requested to accept, the loan agreements, security agreements, notes, financing statements, and other documents and instruments providing for such loans and evidencing and/or securing such loans, with interest thereon, and said authorized officers are authorized from time to time to execute renewals, extensions and/or amendments of said loan agreements, security agreements, and other documents and instruments.

      RESOLVED FURTHER, that said authorized officers be and they are hereby authorized, directed and empowered, as security for any and all indebtedness of this corporation to Lender, whether arising pursuant to this resolution or otherwise, to grant, transfer, pledge, mortgage, assign, or otherwise hypothecate to Lender, or deed in trust for its benefit, any property of any and every kind, belonging to this corporation, including, but not limited to, any and all real property, accounts, inventory, equipment, general intangibles, instruments, documents, chattel paper, notes, money, deposit accounts, furniture, fixtures, goods, and other property of every kind, and to execute and deliver to Lender any and all grants, transfers, trust receipts, loan or credit agreements, pledge agreements, mortgages, deeds of trust, financing statements, security agreements and other hypothecation agreements, which said instruments and the note or notes and other instruments referred to in the preceding paragraph may contain such provisions, covenants, recitals and agreements as Lender may require and said authorized officers may approve, and the execution thereof by said authorized officers shall be conclusive evidence of such approval.

      RESOLVED FURTHER, that the Lender may conclusively rely upon a certified copy of these resolutions and continue to conclusively rely on such certified copy of these resolutions for all past, present and future transactions until written notice of any change hereto is given to Lender by this corporation by certified mail, return receipt requested.

  IN WITNESS WHEREOF, I have hereunto set my hand as such Secretary or Assistant Secretary on the date set forth above.

                                        ________________________________________
                                            Secretary or Assistant Secretary